EXHIBIT 32.1
CERTIFICATION

Pursuant to 18 U.S.C. Section 1350,
As Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with this annual report on Form 10-KSB of Tennessee Valley Financial Holdings, Inc., I, Thomas E. Tuck, Chief Executive Officer of Tennessee Valley Financial Holdings, Inc., certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

    1.    The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    2.    The information contained in this report fairly presents, in all material respects, the financial condition and results of operations of Tennessee Valley Financial Holdings, Inc.

Date: January 16, 2008	/s/ Thomas E. Tuck
Thomas E. Tuck
President and Chief Executive Officer